SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                         Date of Report: April 16, 2001
                        (Date of earliest event reported)



                           The Manitowoc Company, Inc.
             (Exact name of registrant as specified in its charter)



     Wisconsin                     1-11978                      39-0448110
--------------------         ---------------------           ------------------
  (State or other               (Commission File               (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
   incorporation)


             500 South 16th Street, Manitowoc, Wisconsin 54221-0066
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (920) 684-4410
                       ----------------------------------
                         (Registrant's telephone number)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

          On April 16, 2001, The Manitowoc Company, Inc. issued a press release announcing its intent to offer in a private placement (euro) 175 million of its Senior Subordinated Notes due 2011. A copy of such press release is filed as
Exhibit 20 and is incorporated by reference herein.



Item 7.   Financial Statements and Exhibits

(c)  Exhibits.

          See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MANITOWOC COMPANY, INC.



Date: April 19, 2001                    /s/ Glen E. Tellock
                                        ---------------------------------------
                                        Glen E. Tellock, Senior Vice President
                                        and Chief Financial Officer


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

                           THE MANITOWOC COMPANY, INC.
                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                           DATED AS OF APRIL 16, 2001


        Exhibit
         Number     Description

          20 Press release dated April 16, 2001 regarding the company's intended private placement of (euro) 175 million of its Senior Subordinated Notes due 2011.


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